                                                                      EXHIBIT 99

                                [NCI Letterhead]

Contact:    Robert J. Medlock
            Executive Vice President &
                   Chief Financial Officer
            (281) 897-7788

         NCI BUILDING SYSTEMS REPORTS THIRD-QUARTER EARNINGS AHEAD OF
                     GUIDANCE AT $0.36 PER DILUTED SHARE

                                   ----------

             ESTABLISHES EARNINGS GUIDANCE FOR THE FOURTH QUARTER

HOUSTON (AUGUST 27, 2003) - NCI Building Systems, Inc. (NYSE: NCS) today announced earnings of $0.36 per diluted share for the three months ended August 2, 2003, compared with the Company's established guidance for the quarter in a range of $0.32 to $0.35 per diluted share. NCI's sales for the third quarter of fiscal 2003 were $236.3 million versus $257.8 million for the third quarter of fiscal 2002, and net income was $6.8 million for the latest quarter compared with $12.6 million, or $0.67 per diluted share, for the same period in fiscal 2002.

         Sales for the first nine months of fiscal 2003 were $643.3 million compared with $699.6 million for the first nine months of fiscal 2002. Net income was $12.7 million, or $0.67 per diluted share, for the first nine months of fiscal 2003 versus a net loss of $44.6 million, or $2.39 per diluted share, for the comparable period in fiscal 2002, which included a charge to earnings resulting from a change in accounting principle of $65.1 million or $3.49 per diluted share.

         Johnie Schulte, Jr., President and Chief Executive Officer, commented, "We were again pleased with NCI's relative financial and operating performance for the third quarter of fiscal 2003, which slightly exceeded our expectations. Although our comparable-quarter results demonstrate that demand has remained slow in the nonresidential construction business, NCI benefited from the expected seasonal increase in construction activity. This increase enabled the Company to improve its operating results compared with the second quarter of fiscal 2003, more than tripling the second quarter's net income of $2.0 million or $0.11 per diluted share. As we have experienced throughout fiscal 2003, our profitable operations and substantial cash flow are in contrast to many of our industry peers. In addition, we continued to strengthen our financial position through a further reduction in long-term debt of nearly $25 million during the third quarter, improving our debt to total capital at the quarter's end to 45.0% from 49.0% at the end of fiscal 2002."

         A.R. Ginn, Chairman of the Board, added, "While NCI is not immune to the impact of the lackluster nonresidential construction market, it has performed well compared with its industry peers because of its continuing focus on low cost operations, outstanding customer service, product innovations and broad product line. As a result, we have consistently increased our market share in spite of the difficult operating environment of the past two years, which we expect will position the Company well for any market recovery.


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NCI Building Systems Reports Third-Quarter Results
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August 27, 2003
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         "In addition to debt reduction, we have used our cash flow to launch new initiatives both to enhance our sales and improve our efficiency. The investment in our new frame plant in Lexington, Tennessee, which is on schedule for a fourth-quarter opening, is an example of the latter category, not only because of the increased operating efficiencies we expect it to provide, but also because it will enable us to close a less efficient plant. Recent initiatives to improve sales include the acquisition of our fifth NCI Metal Depot retail store in Baytown, Texas. In addition we opened our sixth retail store during July, which is our flagship store located in Waller, Texas. A logical extension of our leadership position in the metal construction industry, NCI Metal Depot stores enable us to provide a wide range of commercial and residential metal components and accessories, as well as a variety of small metal building packages, directly to do-it-yourselfers, farmers and small contractors, which are markets not normally served by our other distribution channels.

         "While we believe that NCI's fourth-quarter results will again benefit from seasonal volume, industry data and our experience indicate the nonresidential construction market continued to contract through the first half of calendar 2003 compared with the prior year. Based on NCI's performance to date for fiscal 2003, we are confident of the Company's ability to continue outperforming the metal construction segment of the overall industry during our fourth quarter. However, with no sustained signs of improved industry demand, we continue to temper our guidance, with expectations of earnings per diluted share in a range of $0.40 to $0.43 for our last quarter of fiscal 2003. Although our short-term earnings visibility beyond the current fiscal year is limited, we remain well positioned to withstand the continuing challenges of this economic cycle, both on an absolute basis and relative to our industry peers, and to profitably leverage any significant improvement in the cycle."

         NCI Building Systems, Inc. is one of North America's largest integrated manufacturers of metal products for the nonresidential building industry. The Company operates manufacturing and distribution facilities located in 16 states and Mexico.

         Some statements contained in this release are "forward-looking" statements, as defined in the Private Securities Litigation Reform Act of 1995. Actual performance of the Company may differ from that projected in such statements as a result of factors such as industry cyclicality and seasonality, adverse weather conditions, fluctuations in customer demand and order patterns, raw material pricing, competitive activity and pricing pressure and general economic conditions affecting the construction industry. Investors should refer to statements regularly filed by the Company in its annual report to the Securities and Exchange Commission on Form 10-K, its quarterly reports to the SEC on Form 10-Q and its current reports to the SEC on Form 8-K and other filings with the SEC for a discussion of factors which could affect the Company's operations and forward-looking statements made in this communication. The Company expressly disclaims any obligation to release publicly any updates or revisions to these forward-looking statements to reflect any changes in expectations.


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NCI Building Systems Reports Third-Quarter Results
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August 27, 2003
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                           NCI BUILDING SYSTEMS, INC.

                              STATEMENTS OF INCOME

                                   (UNAUDITED)

                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                        THREE MONTHS ENDED                   NINE MONTHS ENDED
                                                    AUGUST 2,         AUGUST 3,         AUGUST 2,        AUGUST 3,
                                                      2003              2002              2003              2002
                                                  ------------      ------------      ------------      ------------
Sales                                             $    236,262      $    257,837      $    643,324      $    699,626
Cost of sales                                          182,954           196,422           504,535           547,147
                                                  ------------      ------------      ------------      ------------
     Gross profit                                       53,308            61,415           138,789           152,479
Selling, general and administrative expenses            37,107            37,094           103,536           103,943
                                                  ------------      ------------      ------------      ------------
Income from operations                                  16,201            24,321            35,253            48,536
Interest expense                                        (4,939)           (5,137)          (14,698)          (16,846)
Other income, net                                           36             1,229               739             1,665
                                                  ------------      ------------      ------------      ------------

Income before income taxes and
     cumulative effect of change
     in accounting principle                            11,298            20,413            21,294            33,355
Provision for income taxes                               4,470             7,843             8,606            12,878
                                                  ------------      ------------      ------------      ------------
Income before cumulative effect of change in
     accounting principle                                6,828            12,570            12,688            20,477

Cumulative effect of change in
     accounting principle, net of tax                       --                --                --           (65,087)
                                                  ------------      ------------      ------------      ------------
Net income (loss)                                 $      6,828      $     12,570      $     12,688      $    (44,610)
                                                  ============      ============      ============      ============

Basic:
   Income before cumulative effect of
     change in accounting principle               $       0.36      $       0.68      $       0.68      $       1.11
   Cumulative effect of change in
     accounting principle, net of tax                       --                --                --             (3.53)
                                                  ------------      ------------      ------------      ------------
Net income (loss)                                 $       0.36      $       0.68      $       0.68      $      (2.42)
                                                  ============      ============      ============      ============

Diluted:
   Income before cumulative effect of
     change in accounting principle               $       0.36      $       0.67      $       0.67      $       1.10
    Cumulative effect of change in
     accounting principle, net of tax                       --                --                --             (3.49)
                                                  ------------      ------------      ------------      ------------
   Net income (loss)                              $       0.36      $       0.67      $       0.67      $      (2.39)
                                                  ============      ============      ============      ============
Average shares outstanding
   Basic                                                18,836            18,603            18,769            18,466
   Diluted                                              18,951            18,780            18,921            18,651


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                           NCI BUILDING SYSTEMS, INC.

                              STATEMENTS OF INCOME

                                   (UNAUDITED)

                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                   (CONTINUED)

                                                THREE MONTHS ENDED               NINE MONTHS ENDED
                                            AUGUST 2,        AUGUST 3,        AUGUST 2,       AUGUST 3,
                                              2003             2002             2003            2002
                                           ----------       ----------       ----------      ----------
Decrease in sales                                (8.4)%                            (8.0)%
Decrease in diluted earnings per share
     before cumulative effect of
     change in accounting principle             (46.3)%                           (39.1)%
Gross profit percentage                          22.6%            23.8%            21.6%           21.8%
Selling, general and administrative
     expense percentage                          15.7%            14.4%            16.1%           14.9%
Income from operations percentage                 6.9%             9.4%             5.5%            6.9%


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NCI Building Systems Reports Third-Quarter Results
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August 27, 2003
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                           NCI BUILDING SYSTEMS, INC.

          COMPUTATION OF EARNINGS BEFORE TAXES, INTEREST, DEPRECIATION,

            AMORTIZATION AND OTHER NONCASH ITEMS ("ADJUSTED EBITDA")

                                   (UNAUDITED)

                                 (IN THOUSANDS)

                                                            TRAILING 12 MONTHS
                                                       -----------------------------
                                                         AUGUST 2,       AUGUST 3,
                                                           2003             2002
                                                       ------------     ------------
Net income (loss)                                      $     24,057     $    (39,270)
Add:
      Provision for income taxes                             15,698           18,937
      Interest expense                                       18,491           23,583
      Depreciation and amortization                          23,072           27,312
      401(k) noncash contributions                            3,697            3,452
      Cumulative effect of change in accounting
              principle, net of tax                              --           65,087
      Noncash writedown of real estate, net of tax               --            1,330
                                                       ------------     ------------
      Adjusted EBITDA(1)                               $     85,015     $    100,431
                                                       ============     ============

(1) The Company discloses adjusted EBITDA because it is a widely accepted financial indicator in the metal construction industry of a company's ability to finance its operations and meet its growth plans. This measure is also used by NCI internally to make acquisition and investment decisions.


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                           NCI BUILDING SYSTEMS, INC.

                            CONDENSED BALANCE SHEETS

                                   (UNAUDITED)

                                 (IN THOUSANDS)

                                                                 AUGUST 2,       NOVEMBER 2,
                                                                   2003             2002
                                                               ------------     ------------
ASSETS
     Cash                                                      $      4,272     $      9,530
     Accounts receivable, net                                        90,807           94,956
     Inventories                                                     65,125           68,445
     Deferred taxes                                                   7,448            7,448
     Prepaids                                                         7,184            6,129
                                                               ------------     ------------
              Total current assets                                  174,836          186,508
                                                               ------------     ------------

     Property, net                                                  204,193          205,334
     Excess of cash over fair value of acquired net assets          318,247          318,247
     Other assets                                                     9,512           11,176
                                                               ------------     ------------
              Total assets                                     $    706,788     $    721,265
                                                               ============     ============


LIABILITIES AND SHAREHOLDERS' EQUITY
     Current portion of long-term debt                         $      6,250     $      6,250
     Accounts payable                                                49,338           49,012
     Accrued expenses                                                49,689           51,089
                                                               ------------     ------------
              Total current liabilities                             105,277          106,351
                                                               ------------     ------------

     Long-term debt, noncurrent portion                             261,463          291,050
     Deferred income taxes                                           20,405           20,405

Equity                                                              319,643          303,459
                                                               ------------     ------------

         Total liabilities and shareholders' equity            $    706,788     $    721,265
                                                               ============     ============


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                           NCI BUILDING SYSTEMS, INC.

                        STATEMENT OF CONDENSED CASH FLOWS

                                 (IN THOUSANDS)

                                   (UNAUDITED)

                                                                NINE MONTHS ENDED
                                                             AUGUST 2,         AUGUST 3,
                                                               2003              2002
                                                           ------------      ------------
Cash flows from operating activities:
     Net income (loss)                                     $     12,688      $    (44,610)
     Adjustments to reconcile net income (loss) to net
      cash provided by operating activities:
         Cumulative effect of change in accounting
            principle, net of tax                                    --            65,087
         Depreciation and amortization                           17,106            17,148
         (Gain) loss on sale of fixed assets                         57            (1,241)
         Provisions for doubtful accounts                         3,289             2,361
         Deferred income tax provision                               --               (47)
         (Increase) decrease in current assets                    4,079              (210)
         Increase (decrease) in current liabilities              (1,076)           15,347
                                                           ------------      ------------
Net cash provided by operating activities                        36,143            53,835
                                                           ------------      ------------
Cash flows from investing activities:
         Proceeds from sale of fixed assets                          86             5,779
         Capital expenditures                                   (12,518)           (7,145)
         Acquisitions of Able Door and Baytown Depot             (4,310)               --
         Other                                                    1,664             3,074
                                                           ------------      ------------
Net cash provided by (used in) investing activities             (15,078)            1,708
                                                           ------------      ------------
Cash flows from financing activities:
         Proceeds from stock options exercised                    3,378             2,904
         Net payments on revolving lines of credit              (24,900)          (39,850)
         Payment on long-term debt                               (4,687)          (33,750)
         Purchase of treasury stock                                (114)             (175)
                                                           ------------      ------------
Net cash used in financing activities                           (26,323)          (70,871)
                                                           ------------      ------------
Net decrease in cash                                             (5,258)          (15,328)
Cash at beginning of period                                       9,530            21,125
                                                           ------------      ------------
Cash at end of period                                      $      4,272      $      5,797
                                                           ============      ============


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